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                                                                     EXHIBIT 23


                       (ARTHUR ANDERSEN LLP LETTERHEAD)



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation of our reports dated February 1, 1995, included (or incorporated by reference) in this Form 10-K, for the year ended December 31, 1994, into the Company's previously filed Registration Statements (File Nos. 2-90922, 2-95746, 33-26112, 33-35883 and 33-35951).


                                              /s/ ARTHUR ANDERSEN LLP
                                              -----------------------------
                                                  ARTHUR ANDERSEN LLP


Los Angeles, California
March 24, 1995